EXHIBIT A

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of CorePoint Lodging Inc., a Maryland corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

Dated: June 11, 2018

BRE/LQJV-NQ L.L.C.

By: /s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BRE/ PRIME MEZZ 2 L.L.C.

By: /s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BRE/PRIME MEZZ 3-A L.L.C.

By: /s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BRE/PRIME HOLDINGS L.L.C.

By: /s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

WIH HOTELS L.L.C.
By: Blackstone Real Estate Partners IV L.P., its managing member By: Blackstone Real Estate Associates IV L.P., its general partner By: BREA IV L.L.C., its general partner

By: /s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

[CorePoint Lodging Inc. – Joint Filing Agreement]

BLACKSTONE REAL ESTATE PARTNERS IV L.P.
By: Blackstone Real Estate Associates IV L.P., its general partner
By: BREA IV L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS IV.F L.P.
By: Blackstone Real Estate Associates IV L.P., its general partner
By: BREA IV L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS IV.TE.2 L.P.
By: Blackstone Real Estate Associates IV L.P., its general partner
By: BREA IV L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS (DC) IV.TE.1 L.P.
By: Blackstone Real Estate Associates IV L.P., its general partner By: BREA IV L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS (DC) IV.TE.2 L.P.
By: Blackstone Real Estate Associates IV L.P., its general partner By: BREA IV L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

[CorePoint Lodging Inc. – Joint Filing Agreement]

BLACKSTONE REAL ESTATE PARTNERS (DC) IV.TE.3-A L.P.
By: Blackstone Real Estate Associates IV L.P., its general partner
By: BREA IV L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE HOLDINGS IV L.P.
By: BREP IV Side-by-Side GP L.L.C., its general partner

By:	/s/ William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS V L.P.
By: Blackstone Real Estate Associates V L.P., its general partner
By: By: BREA V L.L.C., its general partner

By:	/s/ William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS V.F L.P.
By: Blackstone Real Estate Associates V L.P., its general partner By: By: BREA V L.L.C., its general partner

By:	/s/ William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS V.TE.1 L.P.
By: Blackstone Real Estate Associates V L.P., its general partner By: By: BREA V L.L.C., its general partner

By:	/s/ William J. Stein
Name:	William J. Stein
Title:	Senior Managing Director

[CorePoint Lodging Inc. – Joint Filing Agreement]

BLACKSTONE REAL ESTATE PARTNERS V.TE.2 L.P.
By: Blackstone Real Estate Associates V L.P., its general partner By: By: BREA V L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE PARTNERS (AIV) V L.P.
By: Blackstone Real Estate Associates V L.P., its general partner By: By: BREA V L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE HOLDINGS V L.P.
By: BREP V Side-by-Side GP L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE ASSOCIATES IV L.P.
By: BREA IV L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE REAL ESTATE ASSOCIATES V L.P.
By: BREA V L.L.C., its general partner

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

[CorePoint Lodging Inc. – Joint Filing Agreement]

BREP IV SIDE-BY-SIDE GP L.L.C.

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BREP V SIDE-BY-SIDE GP L.L.C.

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BREA IV L.L.C.

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BREA V L.L.C.

By:	/s/ William J. Stein
Name: William J. Stein
Title: Senior Managing Director

BLACKSTONE HOLDINGS II L.P.
By: Blackstone Holdings I/II GP Inc., its general partner

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

BLACKSTONE HOLDINGS I/II GP INC.

By:	/s/ John G. Finley
Name: John G. Finley
Title: Chief Legal Officer

[CorePoint Lodging Inc. – Joint Filing Agreement]

THE BLACKSTONE GROUP L.P.
By: Blackstone Group Management L.L.C., its general partner

By:	/s/ John G. Finley
Name:	John G. Finley
Title:	Chief Legal Officer

BLACKSTONE GROUP MANAGEMENT L.L.C.

By:	/s/ John G. Finley

Name:	John G. Finley
Title:	Chief Legal Officer

/s/ Stephen A. Schwarzman
Stephen A. Schwarzman

[CorePoint Lodging Inc. – Joint Filing Agreement]